UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 29, 2012
Date of Report (Date of earliest event reported)

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-26366	23-2812193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

732 Montgomery Avenue, Narberth, Pennsylvania	19072
(Address of principal executive offices)	(Zip Code)

(610) 668-4700
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02	Results of Operation and Financial Condition.

On March 30, 2012, Royal Bancshares of Pennsylvania, Inc. (“Royal”) issued a press release announcing its financial results for the period ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01	Other Events.

On March 29, 2012, Royal issued a press release announcing the appointment by the board of directors of William R. Hartman as Lead Independent Director.  A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release dated March 30, 2012 regarding financial results for the period ended December 31, 2011.

99.2	Press release dated March 29, 2012 regarding appointment of Lead Independent Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

Dated: April 4, 2012

	By:	/s/ James J. McSwiggan
James J. McSwiggan
President and Chief Operating Officer